UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Heritage Community Bank, InBank, Corus, and Benchmark transactions will not be realized; (3) the possibility that the amounts of the gains, if any, we ultimately realize on the Benchmark and InBank transactions will differ materially from the recorded gains; (4) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (5) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (6) competitive pressures among depository institutions; (7) interest rate movements and their impact on customer behavior and net interest margin; (8) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (9) fluctuations in real estate values; (10) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (11) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (12) our ability to access cost-effective funding; (13) changes in financial markets; (14) changes in economic conditions in general and in the Chicago metropolitan area in particular; (15) the costs, effects and outcomes of litigation; (16) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry ; (17) changes in accounting principles, policies or guidelines; (18) our future acquisitions of other depository institutions or lines of business; and (19) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Investor Presentation March 2010

1 When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Heritage Community Bank, InBank, Corus Bank, and Benchmark Bank transactions will not be realized; (3) the possibility that the amounts of the gains, if any, we ultimately realize on the Benchmark Bank and InBank transactions will differ materially from the recorded gains; (4) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (5) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (6) competitive pressures among depository institutions; (7) interest rate movements and their impact on customer behavior and net interest margin; (8) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (9) fluctuations in real estate values; (10) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (11) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (12) our ability to access cost-effective funding; (13) changes in financial markets; (14) changes in economic conditions in general and in the Chicago metropolitan area in particular; (15) the costs, effects and outcomes of litigation; (16) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (17) changes in accounting principles, policies or guidelines; (18) our future acquisitions of other depository institutions or lines of business; and (19) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

2 Company highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties Strategically located to have access to ~80% of middle-market companies in the Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Benchmark Bank, Corus Bank, InBank and Heritage Community Bank) Track record of being disciplined acquirer and experienced integrator Momentum building in core pre-tax, pre-provision earnings Core pre-tax, pre-provision earnings increased 41.8% to $37.5 million in the fourth quarter of 2009 compared to the third quarter of 2009, and increased 28.4% compared to the fourth quarter of 2008 Net interest income on a fully tax equivalent basis increased 22.2% to $77.4 million in the fourth quarter of 2009 compared to the third quarter of 2009, and increased 34.9% compared to the fourth quarter of 2008 Sound credit and investment portfolio management Robust credit infrastructure Strong allowance for loan losses and non-performing loan coverage ratios Investment portfolio focused on traditional products Strong and experienced management team

3 Provides the majority of the funding for commercial lending business Provides 68% of deposits Provides 14% of loans Improved core funding to 87% of total funding from 75% a year ago Greatly reduced reliance on CDs over last twelve months from 57% of deposits to 43% of deposits Retail Banking Rapidly growing private bank that targets wealthy individuals (~$3.5bn AUM) Asset management and trust focus Brokerage services through branch network Wealth Management Largest, most developed business unit, drives company performance +15% CAGR Loans to middle-market companies with revenues ranging from $5 to $100mm Over 100 calling officers with 20+ years average experience Treasury management products for companies of all sizes Commercial Banking Lines of business Chicago MSA – 86 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of December 31, 2009 MB Financial is a leading commercial bank serving the Chicago market MB Financial Bank

4 Commercial Banking Source: Company filings Note: Financial data as of and for the quarter ended December 31, 2009 +15% CAGR Total loans: $6.5bn Yield on loans: 5.22% Overall loan composition Lease loans 15% Covered Loans 3% Construction 9% Commercial real estate 38% Commercial loans 21% 1-4 Family and Home Equity 10% Other Consumer Loans 4% $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,820 $3,111 $3,067 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,172 $2,341 $1,798 $1,965 $2,264 $2,653 $3,016 $4,069 $4,696 $5,283 $5,408 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Millions C&I (incl. lease loans) CRE (incl. construction real estate)

5 Source: Company filings, press releases Asset quality deterioration is concentrated in construction lending Consumer $19.2mm (7%) Construction $181.0mm (67%) Commercial Real Estate $58.7mm (22%) Commercial and Lease $12.4mm (4%) NPL composition (as of December 31, 2009) Asset quality ratios as of December 31, 2009 Non-performing loans to total loans 4.17% Non-performing assets to total assets 2.84% Allowance for loan losses to non-performing loans 65.26% Allowance for loan losses to non-performing loans including partial charge-offs taken 72.34% 28 Non-Performing Construction Loans % of Loan Balance Reserved Total NPLs Including Partial As of September 30, 2009 ($mm) Charge-Offs Residential construction-related credits: Unimproved land $1.6 43% Improved land and single-family construction 56.7 41 Condominiums 55.2 32 Apartments 14.4 35 Townhomes 7.3 58 Total residential construction-related credits $135.2 39% Commercial construction-related credits: Improved lots and construction 17.3 20 Industrial 1.9 28 Office, retail and hotel 26.6 19 Total commercial construction-related credits $45.8 20% Total construction loans $181.0 35%

6 Diversified commercial real estate portfolio Commercial real estate portfolio (as of December 31, 2009) Industrial 14% Office 7% Retail 17% Multifamily 20% Owner- occupied1 23% Healthcare 9% Church and schools 1% Other 9% Source: Company management 1 Includes owner-occupied loans for all commercial real estate categories As of December 31, 2009 Total Loans ($mm) % of Total Loans Commercial real estate loans: Owner occupied1 $ 589.5 9.0% Multifamily 493.2 7.5% Retail 414.0 6.4% Industrial 344.8 5.3% Healthcare 227.0 3.5% Office 173.4 2.7% Other 211.7 3.3% Church and school 18.9 0.3% Total commercial real estate loans $ 2,472.5 38.0%

7 Retail Banking Source: Company filings Note: Financial data as of and for the quarter ended December 31, 2009 47% 6% Total deposits: $8.7bn Cost of total deposits: 1.31% Overall deposit composition NOW and MMDA 32% Non-interest bearing 18% Savings 7% Brokered CDs 6% Time and public funds 37% 5% 47% 13% 19% 17% 13% 18% 16% 5% 44% 14% 20% 17% 7% 42% 14% 19% 17% 40% 16% 12% 16% 16% 10% 46% 8% 19% 17% 45% 9% 7% 23% 16% 13% 44% 6% 23% 15% 18% 32% 7% 6% 37% $2,577 $2,780 $3,176 $3,699 $3,906 $5,581 $5,514 $6,496 $8,683 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Millions Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

8 Chicago MSA rankings Strong position in one of the nation’s leading MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial Note: Data as of June 30, 2009 (SNL data reflects acquisitions post June 30, 2009) 1 Includes $2.0bn in long-run core deposits retained from Corus transaction Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 425 45,011 15.9 2 Bank of America 195 33,215 11.7 3 Harris (Bank of Montreal) 215 24,442 8.6 4 MB Financial 94 13,661 4.8 5 Northern Trust 16 13,256 4.7 6 PNC Financial Services 138 11,294 4.0 7 Citigroup 74 9,861 3.5 Pro Forma MB Financial1 89 8,753 3.1 8 Wintrust Financial 76 8,729 3.1 9 Fifth Third 180 8,633 3.1 10 PrivateBancorp 22 8,351 3.0 All other institutions 1,826 106,579 37.6 MSA Total 3,261 283,032 100.0 36.2% 40.1% 41.1% 46.8% 49.2% 50.1% 64.6% 70.1% 86.7% 94.4% 0% 20% 40% 60% 80% 100% Chicago Miami Philadelphia Los Angeles Boston New York Dallas San Francisco Las Vegas Charlotte `

9 70 of these banks are experiencing credit stress and have a Texas Ratio greater than 50% 75 of these banks have a non-performing assets to total assets ratio greater than 5% Source: SNL Financial, Company filings as of December 31, 2009 1 Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 157 banks in Chicago MSA with assets greater than $100mm Market dislocation may create in-market opportunities Number of local banks < 50% MB is here (30%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 3% >= 3% & < 5% >= 5% & < 10% >= 10% MB is here (2.84%) 55% 12% 9% 24% 31% 21% 23% 25% Texas Ratio Frequency1 NPAs / Assets Frequency 37 87 19 14 39 49 33 36

10 Benchmark Bank Transaction Source: SNL Financial, company filings 1 Except for certain brokered deposits totaling approximately $4.0 million 2 Excludes brokered and out-of-market deposits Transaction overview Key transaction metrics On December 4, 2009, Benchmark Bank, Aurora, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits1 of Benchmark Bank (approximately $164mm) at no premium and certain assets (approximately $204mm) at a discount of $34.2mm The FDIC will reimburse MBFI for 80% of charge-offs up to $39.0mm and 95% over $39.0mm Loss-sharing starts from dollar one 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches Immediately accretive to MBFI At announcement ($mm) Assets acquired (net of discount) $189 Loans acquired (net of discount) 104 Deposits acquired 164 Core deposits 93 Core deposit intangibles created 0 Pre-tax gain 18

11 Transaction overview Key transaction metrics On September 11, 2009, Corus Bank (Chicago, Illinois) was closed; FDIC was appointed receiver MB Financial assumed all of the deposits of Corus Bank ($6.5n) at a premium of ~20bps Estimated long run core deposits of $1.6bn to $2.0bn once higher rate CD and money market accounts are run-off Estimated spread on these deposits of 200 to 250 basis points Assumes investment yield of 3.50% Assumes average cost of funds of 1.00% to 1.50% Estimated operating costs (net of fee revenue) of approximately 100 basis points Financially attractive and compelling Complementary branch footprint with 90-day purchase/lease option for 11 offices Accretive to earnings Internal rate of return of at least 30% Corus Transaction At announcement ($) Assets acquired $6.5bn Loans acquired 26mm Deposits acquired 6.5bn Estimated long-term core deposits 1.6bn to 2.0bn Core deposit intangibles created 14mm Pre-tax gain 0

12 Transaction overview Key transaction metrics On September 4, 2009, InBank (Oak Forest, Illinois) was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the local deposits of InBank and acquired all assets at a discount of $70mm Excellent deposit base with 66% consisting of low cost (DDA, MMDA and Savings) accounts at weighted-average rate of 0.40% Loans acquired at a substantial discount Immediately accretive to MBFI Capital creating (Pre-tax gain of $10mm) 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches InBank Transaction At announcement ($mm) Assets acquired (net of discount) $146 Loans acquired (net of discount) 101 Deposits acquired 135 Core deposits 122 Core deposit intangibles created 0 Pre-tax gain 10

13 Heritage Community Bank Transaction Source: SNL Financial, company filings Transaction overview Key transaction metrics On February 27, 2009, Heritage Community Bank, of Glenwood, Illinois, was closed and the Federal Deposit Insurance Corporation (FDIC) was appointed as receiver MB Financial (MBFI) assumed all of the deposits of Heritage Community Bank ($217mm) at a premium of $2.1mm and all assets ($232mm) at a discount of $14.5mm The FDIC will reimburse MBFI for 80% of charge-offs up to $51.8mm and 95% over $51.8mm Loss-sharing starts from dollar one 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches Immediately accretive to MBFI At announcement ($mm) Assets acquired (net of discount) $217 Loans acquired (net of discount) 158 Deposits acquired 217 Core deposits 209 Core deposit intangibles created 2.1 Pre-tax gain 0

Track record of being a disciplined acquiror and experienced integrator

FSL Holdings (Chicago, IL)
- February 8, 2001
- $41mm all cash

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $146mm in assets (net of discount) and $122mm in core deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $189mm in assets (net of discount) and $95mm in core deposits

2000 | 2002 | 2004 | 2006 | 2008 | 2009

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $217mm in assets (net of discount) and $209 in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

Source: Company filings, SNL Financial, press releases
Note: Transaction dates indicate announcement date

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15 Core Revenue1 ($mm) Net interest income ($mm) MB has achieved steady growth despite challenging market conditions . . . while managing expenses . . . Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Core revenue = net interest income + non-interest income – non-core revenue (non-recurring gains/(losses) on sale of assets) 2 Net non-interest expense = (core non-interest expense – core non-interest income)/average assets 3.80% 3.63% 3.77% 3.64% 3.74% 3.55% 3.51% 3.38% 3.32% 3.14% 3.16% 2.81% 2.97% 3.01% 2003 - 2009: 9.8% CAGR 2003 - 2009: 11.4% CAGR Net non-interest expense / average assets2 (%) NIM $131 $149 $169 $188 $212 $221 $251 $109 $117 $127 $132 $123 $95 $96 2003 2004 2005 2006 2007 2008 2009 MBFI Chicago Peers $190 $209 $229 $252 $287 $303 $334 $123 $141 $154 $204 $139 $116 $116 2003 2004 2005 2006 2007 2008 2009 MBFI Chicago Peers 1.14% 1.23% 1.29% 1.34% 1.45% 1.25% 1.34% 1.48% 1.55% 1.71% 1.96% 1.77% 1.55% 1.47% 2003 2004 2005 2006 2007 2008 2009 MBFI Chicago Peers

16 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Includes restructured loans and loans 90+ days past due and accruing NPAs1 / Assets (%) Reserves/Loans (%) Reserves / NPLs1 (%) Credit metrics compare favorably to local peers Construction Loans / Loans (%) 99 78 80 66 65 55 45 45 43 49 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers 2.31 2.84 2.86 2.91 2.72 1.77 2.05 2.50 2.68 3.10 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers 12 12 11 11 9 15 15 14 13 12 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers

17 MB Financial has maintained stronger capital levels than peers Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 7.1 6.5 6.8 9.3 8.8 5.2 5.3 5.6 5.6 5.7 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers 11.7 14.1 13.5 13.9 15.8 15.5 10.7 10.8 12.6 12.5 13.1 13.2 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers 12.1 11.5 11.9 13.8 13.5 8.3 10.1 9.7 10.2 10.3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 MBFI Chicago Peers

18 Summary Premier middle-market franchise in Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Momentum building in core pre-tax, pre-provision earnings Sound credit and investment portfolio management Strong and experienced management team

19 Appendix

Non-GAAP disclosure reconciliations

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings, with net gains and losses on securities available for sale, net gains and losses on sale of assets, and acquisitions related gains excluded from the non-interest income components and the FDIC special assessment expense and impairment charges excluded from the non-interest expense components of these ratios; core revenue, with non-core revenue excluded from total revenue; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale from the non-interest income component and excluding the FDIC special assessment expense from other non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders' equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

	2003	2004	2005	2006	2007	2008	2009
Net interest margin	3.72%	3.67%	3.62%	3.40%	3.20%	3.03%	2.85%
Plus: Tax equivalent effect	0.08%	0.10%	0.12%	0.11%	0.12%	0.13%	0.12%
Net interest margin, fully tax equivalent	3.80%	3.77%	3.74%	3.51%	3.32%	3.16%	2.97%

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21 The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): Non-GAAP disclosure reconciliations (continued) December 31, March 31, June 30, September 30, December 31, 2008 2009 2009 2009 2009 875,799 $ 841,477 $ 856,141 $ 1,078,496 $ 1,057,658 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 16,754 17,545 16,897 25,582 24,510 471,976 $ 436,863 $ 452,175 $ 665,845 $ 646,079 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP disclosure reconciliations (continued)

Annualized Net Non-interest Expense to Average Assets Calculation

	2003	2004	2005	2006	2007	2008	2009
Non-interest expense	$ 109,751	$ 119,518	$ 131,155	$ 152,218	$ 191,506	$ 183,390	$ 223,750
Adjustment for FDIC special assessment	-	-	-	-	-	-	3,850
Adjustment for FDIC impairment charges	-	-	-	-	-	-	4,000
Non-interest expense - as adjusted	109,751	119,518	131,155	152,218	191,506	183,390	215,900
Other income	62,574	63,287	57,822	64,376	83,528	80,393	127,154
Less net gains (losses) on securities available for sale	787	(399)	(2,077)	(445)	(3,744)	1,130	14,029
Less net gains (losses on sale of other assets	(375)	3,060	20	860	10,097	(1,104)	(13)
Less acquisition related gains	-	-	-	-	-	-	28,547
Other income - as adjusted	62,162	60,626	59,879	63,961	77,175	80,367	84,591
Net non-interest expense	$ 47,589	$ 58,892	$ 71,276	$ 88,257	$ 114,331	$ 103,023	$ 131,309
Average assets	4,173,308	4,801,161	5,518,137	6,602,070	7,910,610	8,240,344	9,777,287
Annualized net non-interest expense to average assets	1.14%	1.23%	1.29%	1.34%	1.45%	1.25%	1.34%
Annualized net non-interest expense to average assets (without adjustments)	1.13%	1.17%	1.33%	1.33%	1.36%	1.25%	0.99%

Core Revenue Calculation

	2003	2004	2005	2006	2007	2008	2009
Net interest income	131,243	148,705	168,833	188,179	212,306	220,888	250,552
Other income	62,574	63,287	57,822	64,376	83,528	80,393	127,154
Total revenue	193,817	211,992	226,655	252,555	295,834	301,281	377,706
Less non-core revenue adjustments							
Increase (decrease) in market value of assets held in trust for deferred compensation	-	-	170	494	609	(1,658)	710
Net gains (losses) on sale of other assets	(375)	3,060	20	860	10,097	(1,104)	(13)
Gain on sale of third party brokerage business	-	-	-	-	947	-	-
Gain on sale of land trust business	-	-	-	-	909	-	-
Gain on sale of bank subsidiary	3,083	-	-	-	-	-	-
Acquisition related gains	-	-	-	-	-	-	28,547
Net gains (losses) on securities available for sale	787	(399)	(2,077)	(445)	(3,744)	1,130	14,029
Total Core Revenue	$ 190,322	$ 209,331	$ 228,542	$ 251,646	$ 287,016	$ 302,913	$ 334,433

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23 Non-GAAP disclosure reconciliations (continued) Core Pre-Tax, Pre-Provision Earnings Three Months Ended December 31, September 30, December 31, 2008 2009 2009 Income (loss) before income taxes $ (44,243) $ (12,324) $ (13,944) Provision for loan losses 72,581 45,000 70,000 Pre-tax, pre-provision earnings 28,338 32,676 56,056 Non-core other income Net gains on sale of investment securities 24 3 239 Net gain (loss) on sale of other assets (874) 12 12 Acquisition related gains - 10,222 18,325 Total non-core other income (850) 10,237 18,576 Non-core other expense Impairment charges - 4,000 - Total non-core other expense - 4,000 - Core pre-tax, pre-provision earnings $ 29,188 $ 26,439 $ 37,480

Investor Presentation March 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 2nd day of March, 2010.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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